                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       ENVIRONMENTAL TECTONICS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required
[ ] Fee computed on table below per Exchange Act Rules 14(a)6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
         N/A
         -----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
         N/A
         -----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:
         N/A
         -----------------------------------------------------------------------

     (5) Total fee paid:
         N/A
         -----------------------------------------------------------------------

[ ] Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         -----------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------

     (3) Filing Party:
         -----------------------------------------------------------------------

     (4) Date Filed:
         -----------------------------------------------------------------------

                       ENVIRONMENTAL TECTONICS CORPORATION


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                September 5, 2002

TO THE SHAREHOLDERS OF ENVIRONMENTAL TECTONICS CORPORATION:

         The Annual Meeting of the Shareholders of Environmental Tectonics Corporation (the Company") will be held at the executive offices of the Company, County Line Industrial Park, Southampton, Pennsylvania on Thursday, September 5, 2002, at 10:00 a.m. (Eastern Time) for the following purposes:

         1. To elect five directors to serve on the board of directors until their successors have been elected and qualified.

         2. To transact such other business as may properly come before the meeting.

         The board of directors has fixed the close of business on July 24, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN ORDER THAT YOUR STOCK MAY BE VOTED. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.


                                        By Order of the Board of Directors


                                        /s/ Ann M. Allen
                                        ANN M. ALLEN, Secretary

                       ENVIRONMENTAL TECTONICS CORPORATION
                           County Line Industrial Park
                         Southampton, Pennsylvania 18966

                           -------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                                September 5, 2002

                           -------------------------

                                     GENERAL

Solicitation of Proxies

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Environmental Tectonics Corporation, a Pennsylvania corporation (the "Company"), of proxies in the accompanying form for use at the Annual Meeting of Shareholders to be held at 10:00 a.m. (Eastern Time) on Thursday, September 5, 2002, at the Company's executive offices at County Line Industrial Park, Southampton, Pennsylvania 18966 and at any adjournment thereof (the "Annual Meeting"). This Proxy Statement and accompanying form of proxy are being first sent or given to shareholders on or about August 1, 2002, along with the Company's 2002 Annual Report to shareholders. In addition to the use of the mails, directors, officers and employees of the Company may solicit proxies personally or by telephone. The expense of soliciting proxies will be borne by the Company.

                                 USE OF PROXIES

Voting and Revocation of Proxies

         When a proxy in the enclosed form is properly executed and returned in time to be voted at the Annual Meeting, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions marked thereon. Signed proxies not marked to the contrary will be voted "FOR" the election, as directors, of the Board of Directors' nominees. The board of directors knows of no matters other than those that are described in this Proxy Statement that may be brought before the meeting. However, signed proxies will be voted "FOR" or "AGAINST" any other matter that properly comes before the Annual Meeting or any adjournment thereof, in the discretion of the persons named as proxyholders as provided in the rules of the Securities and Exchange Commission, including with respect to any matter of which the Company did not receive notice by June 11, 2002. Any such proxy may be revoked at any time before its exercise by (i) executing and delivering a later dated proxy to the Secretary of the Company,
(ii) giving written notice of revocation to the Secretary of the Company, or
(iii) by voting in person at the Annual Meeting. The mailing address of the Company is County Line Industrial Park, Southampton, Pennsylvania 18966.

Voting Securities, Record Date and Quorum

         Shareholders of record at the close of business on July 24, 2002, (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had outstanding 7,153,428 shares of Common Stock, par value $.05 per share ("Common Stock"). Each issued share of Common Stock is entitled to one vote on all matters coming before the Annual Meeting. Cumulative voting is not permitted.

         The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes which all shareholders are entitled to cast shall constitute a quorum at the Annual Meeting. Shares voted as abstentions on any matter (or a "withhold vote for" as to a director) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the shareholder has abstained. Consequently, abstentions and withheld votes have the same effect as a vote against. If a broker submits a proxy that indicates the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting, but will not be considered as present and entitled to vote with respect to determining the approval of such matters.

Principal Shareholders

         The following table sets forth information, as of July 24, 2002, as to beneficial owners, either directly or indirectly, of 5% or more of the outstanding shares of the Common Stock.

                                               Amount and Nature of
Name and Address of                                 Beneficial                   Percent of
Beneficial Owner                                   Ownership(1)                 Common Stock
----------------------------                   --------------------             ------------
William F. Mitchell (2)(3)                           1,701,998                     23.8%
c/o Environmental Tectonics
  Corporation
County Line Industrial Park
Southampton, PA 18966

Pete L. Stephens, M.D. (3)(4)                          679,500(5)                   9.5%
31 Ribaut Drive
Hilton Head Island, SC 29926

ETC Asset Management, LLC                              832,820(6)                  11.1%
50 Midtown Park East
Mobile, AL 36606

T. Todd Martin, III                                    944,520(7)                  12.6%
50 Midtown Park East
Mobile, AL 36606

Emerald Advisors, Inc.                               1,350,255(8)                  18.9%
1703 Oregon Pike
Suite 101
Lancaster, PA 17601

---------------------

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of the Company's Common Stock beneficially owned by them.

(2) Chairman of the Board, President and Director of the Company. Shares of Common Stock include 177,000 shares held by Mr. Mitchell's wife.

(3) Nominee of the Board of Directors of the Company for election, as Director, of the Company at the Annual Meeting.

(4) Director of the Company.

(5) Includes 25,500 shares of Common Stock held by or for the benefit of Dr. Stephens' wife and two of his children.

(6) These shares include 332,820 shares of Common Stock underlying a presently exercisable warrant to purchase shares of common stock.

(7) These shares include 500,000 shares of Common Stock and 332,820 shares of common stock underlying a presently exercisable warrant to purchase shares of common stock presently owned by ETC Asset Management, LLC, a limited liability company of which Mr. Martin is manager, 26,900 shares owned by Allied Williams Co., Inc., a corporation of which Mr. Martin is an officer and director, 14,300 shares owned by Mr. Martin jointly with his spouse, and 7,000 shares owned by trusts of which Mr. Martin is trustee.

(8) As reported in a Schedule 13G filed on December 31, 2001 by Emerald Advisors, Inc. ("Emerald"), Emerald has sole voting power with respect to 835,365 shares of Common Stock and sole dispositive power over 1,350,255 shares of Common Stock.

Security Ownership of Management

         The following table sets forth, as of July 24, 2002, the number of shares and percentage of the Company's Common Stock owned beneficially by each director, each nominee for director, and each named executive officer set forth in the Summary Compensation Table. The table also sets forth the holdings of all directors and executive officers as a group.

                                               Amount and Nature of
Name and Address of                                 Beneficial                   Percent of
Beneficial Owner                                   Ownership(1)                 Common Stock
----------------------------                   --------------------             ------------
William F. Mitchell (2)(3)(4)                        1,701,998                     23.8%
c/o Environmental Tectonics
  Corporation
County Line Industrial Park
Southampton, PA 18966

Pete L. Stephens, M.D. (3)(4)                          679,500(5)                   9.5%
31 Ribaut Drive
Hilton Head Island, SC 29926

Richard E. McAdams (3)(4)                               51,017(6)                   *
c/o Environmental Tectonics Corporation
County Line Industrial Park
Southampton, PA 18966

David P. Lazar (3)(4)                                        0                      *
c/o Boenning and Scattergood, Inc.
4 Tower Bridge
200 Barr Harbor Dr., Suite 300
West Conshohocken, PA 19428

Howard W. Kelley (3)(4)                                      0                      *
c/o Sally Corporation
745 West Forsyth Street
Jacksonville, FL 32204

All directors and executive officers as a            2,440,485(7)                  33.9%
   group (6 persons)

-------------------
*    less than 1%

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of the Company's Common Stock beneficially owned by them.

(2) Chairman of the Board, President and Director of the Company. Shares of Common Stock include 177,000 shares held by Mr. Mitchell's wife.

(3) Nominee of the Board of Directors of the Company for election, as Director, of the Company at the Annual Meeting.

(4) Director of the Company.

(5) Includes 25,500 shares of Common Stock held by or for the benefit of Dr. Stephens' wife and two of his children.

(6) Includes options to purchase 30,775 shares of Common Stock held under the Company's Incentive Stock Option Plan that are presently exercisable.

(7) Includes 30,775 and 9,470 shares of Common Stock which may be acquired by Director McAdams and Duane Deaner, Chief Financial Officer, respectively, upon the exercise of options granted under the Company's Incentive Stock Option Plan that are presently exercisable.

                              ELECTION OF DIRECTORS

General

         The Bylaws of the Company provide that the Board of Directors of the Company shall consist of not less than three nor more than ten directors. Within the foregoing limits, the Board of Directors may, from time to time, fix the number of directors. The Board of Directors of the Company has fixed the number of directors at five directors.

         Vacancies in the Board of Directors occurring by reason of death, resignation, removal or disqualification of a director may be filled for the unexpired term by a majority vote of the remaining directors of the Board of Directors although less than a quorum. Newly created directorships resulting from an increase in the authorized number of directors by action of the board of directors may be filled by a two-thirds vote of the directors serving at the time of such increase. Each director so elected to fill a vacancy or a newly created directorship shall hold office until such director's successor is elected by the shareholders at the next annual or special meeting of shareholders or until the earlier death, resignation, removal or disqualification of each such director.

         Phillip L. Wagner, a director of the Company since 1993, resigned as a member of the Board of Directors effective December 19, 2001. In May 2002, the board of directors elected Howard W. Kelley to fill his vacancy for the remainder of his term as a member of the board of directors and a member of the audit committee.

         At the 2002 Annual Meeting, five directors shall be elected to serve for a one-year term and until their successors are elected and qualified.

         The Board of Directors has unanimously nominated William F. Mitchell, Richard E. McAdams, Pete L. Stephens, M.D., David P. Lazar and Howard W. Kelley for election as directors of the Company. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected. If any of the nominees become unable to accept nomination or election, the persons named in the proxy may vote for a substitute nominee selected by the Board of Directors. The Company's management, however, has no present reason to believe that any nominee listed below will be unable to serve as a director, if elected.

         The five nominees who receive the highest number of votes cast at the Annual Meeting will be elected as directors. Shares represented by properly executed proxies in the accompanying form will be voted for the nominees named below unless otherwise specified in the proxy by the shareholder. Any shareholder who wishes to withhold authority from the proxyholders to vote for the election of directors or to withhold authority to vote for any individual nominee may do so by marking his or her proxy to that effect. Shareholders cannot cumulate their votes for the election of directors. No proxy may be voted for a greater number of persons than the number of nominees named.

Nominees for Election as Director and Executive Officer

         The following table sets forth certain information with respect to the Board of Directors' nominees for director and executive officers of the Company.

                                                     Served as Director or   Principal Occupations and Positions and
Name                                     Age           Officer Since (1)            Offices with the Company
--------------------------              -----        ---------------------   ---------------------------------------
William F. Mitchell (2)                   60                 1969            Chairman of the Board, President and
                                                                             Director
Richard E. McAdams (3)                    66                 1985            Executive Vice President and Director
Pete L. Stephens, M.D.(4)                 64                 1974            Director
David P. Lazar (5)                        45                 2000            Director
Howard W. Kelley (6)                      60                 2002            Director
Duane D. Deaner (7)                       54                 1996            Chief Financial Officer

----------------
(1) Directors serve one-year terms.

(2) Mr. Mitchell has been Chairman of the Board, President and Chief Executive Officer of the Company since 1969, except for the period from January 24,1986 through January 24, 1987, when he was engaged principally in soliciting sales for the Company's products in the overseas markets.

(3) Mr. McAdams has been with the Company since 1970. He became a Vice President in 1978, and an Executive Vice President in 1990, with responsibility for contract administration.

(4) Recently retired, Dr. Stephens had been a physician engaged in the private practice of medicine for over 30 years.

(5) Since November 2001, Mr. Lazar has served as Senior Executive Vice President of Boenning and Scattergood, Inc., and Managing Director of its investment banking group. Prior to that Mr. Lazar served as Managing Director of Berwind Financial, L.P., from February 1993 to November 2001. Boenning and Scattergood is a regional investment firm located in Conshohocken, PA specializing in investment banking services to both privately held and publicly traded companies. Mr. Lazar holds an MBA from the College of William and Mary Graduate School of Business Administration and a B.S. from Duke University. He serves as a trustee of the Academy of Natural Sciences, is a member of the Board of the Recording for the Blind and Dyslexic, and also serves as an advisory director of Lydian Trust Co., a Florida based financial services and technology company.

(6) Mr. Kelley is president of Sally Corporation, a Jacksonville, Florida, designer and fabricator of animation robots used worldwide in theme parks, museums, and entertainment attractions. Mr. Kelley previously spent over 25 years in the broadcasting industry, including ten years in television management as a news director and later as vice president and general manager of Channel 12 WTLV (NBC). He is currently Chairman of the Board of Tempus Software, a medical software development firm. Mr. Kelley serves as an executive professor at the University of North Florida College of Business Administration and is an adjunct professor on Internet technology and E-Commerce on the internet. He serves as director of the European theme and leisure trade association, TILE, and is a member of the International Association of Amusement Parks and Attractions (IAAPA). Mr. Kelley is a graduate of the University of Florida and Harvard Business School PMD.

(7) Mr. Deaner has served as Chief Financial Officer of the Company since January 1996. Mr. Deaner served as Vice President of Finance for Pennfield Precision Incorporated from September 1988 to December 1995.

         The board of directors unanimously recommends a vote for Messrs. Mitchell, McAdams, Lazar, Kelley and Dr. Stephens.

Meetings and Committees of Board of Directors

         During the year ended February 22, 2002, the Company had an Audit Committee consisting of the following directors: Messrs. David P. Lazar, Philip
L. Wagner and Dr. Pete L. Stephens. Dr. Wagner retired from the Board on December 19, 2001 and was replaced by Mr. Kelley in May 2002. The independent outside directors also served on the Company's Compensation Committee during the year ended February 22, 2002. The Audit Committee is charged with reviewing and overseeing the Company's financial systems and internal control procedures, conferring with the Company's independent accountants with respect thereto and monitoring the independence and performance of the Company's independent accountants. The Compensation Committee is charged with reviewing the compensation and incentive plans of officers and key personnel. During the year ended February 22, 2002, the Board of Directors held four meetings and the Audit Committee and Compensation Committee each held one meeting. All members of the Board of Directors attended all of the meetings of the Board of Directors held while they were members of the Board of Directors. All members of the Audit Committee (except Dr. Wagner) and Compensation Committee attended all meetings of the Committee held while they were members thereof. The Company does not have a standing nominating committee.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board of Directors of the Company is composed of three independent directors, as defined in Section 121(A) of the American Stock Exchange listing standards.

         The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee recommends to the Board of Directors the appointment of the Company's independent accountants.

         Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent accountants are responsible for performing an independent audit of its consolidated financial statements in accordance with generally accepted auditing standards and to issue a report on the Company's financial statements. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context, the Audit Committee has reviewed the audited financial statements of the Company for the fiscal year ended February 22, 2002, and met and discussed them with management and the Company's independent accountants, Grant Thornton LLP. The Audit Committee also has discussed with the independent accountants the matters required to be discussed by the U.S. Statement of Auditing Standards No. 61.

         The Audit Committee has received from the independent accountants the written disclosures and letter required by the U.S. Independent Standards Board Standard No. 1, and the Audit Committee has discussed with the accountants their independence from the Company and management. The Audit Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the independence of the independent accounts.

         Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the fiscal year ended February 22, 2002, be included in the Company's Annual Report on Form 10-K for that fiscal year.

                               THE AUDIT COMMITTEE

                                 David P. Lazar
                                 Peter L. Stephens, M.D.
                                 Howard W. Kelley

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

         The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. The Compensation Committee is composed entirely of non-employee Directors. The executive compensation programs are structured to link executive compensation to the Company's performance and, through programs which use the Company's stock as a compensation medium, to more closely align the interests of executive management with those of the Company's shareholders.

         The Compensation Committee evaluates and recommends, to the Board of Directors, compensation and awards for the Chief Executive Officer and other executive officers.

Compensation Philosophy

         One of the Company's principal goals in establishing its compensation policies is to maximize the possibilities for enhanced shareholder value by closely aligning compensation for its executive officers with the profitability of the Company. In that regard, it is considered essential to the success of the Company that compensation policies enable the Company to attract, retain and satisfactorily reward executive officers who are contributing to the long-term growth and success of the Company. Components of Compensation. At present, the executive compensation program is comprised of salary, annual cash bonus incentive opportunities and long-term incentive opportunities in the form of options to acquire Company stock. Base salary levels for the executive officers of the Company are set near the average base salary levels paid by other companies within the Company's peer group. Mr. William F. Mitchell, President and Chief Executive Officer, received a base salary of $225,000 in the 2002 fiscal year.

Short-Term Incentive Compensation

         Incentive compensation awards paid in May 2002 were based on a review of the Company's performance for the fiscal year ended February 22, 2002. This review included an assessment of the Company's performance against financial and non-financial targets, set at the beginning of the 2002 fiscal year, relating to bookings, sales, net income, stock price and individually tailored goals. The targets reflected the Board of Directors' determination of the appropriate goals for the Company. Under the Executive Management/Key Employee Plan (the "Executive Management Plan") executive officers (other than CEO) are eligible to receive bonuses in an amount up to 25% of base salary if the predetermined goals are attained.

         Under the Chief Executive Officer Plan (the "CEO Plan"), Mr. Mitchell was eligible to receive a bonus for fiscal 2002 (i) in an amount up to 25% of base salary if the Company attained predetermined goals regarding sales and net income and (ii) in an amount from 25% to 100% of base salary if the Company's stock price performance met predetermined goals. Based on these criteria, Mr. Mitchell did not receive any bonus for fiscal 2002, but was paid in 2002 a deferred bonus from fiscal 1999 of $10,051.

         Under the CEO Plan and the Executive Management Plan, 75% of any bonuses awarded for the a particular fiscal year are paid in May of the following fiscal year, and the remaining 25% is paid in equal installments over the succeeding five years with interest at the average prime rate being charged over the period by the Company's principal bank. Deferred bonus amounts are not vested until paid and are subject to continued employment. No bonus awards were earned or paid for the year ended February 22, 2002. No bonuses would have been paid to these executive officers and managers as the Company did not achieve the predetermined goals. However, an aggregate of $12,877 of deferred bonus awards from prior fiscal years were paid in May 2002.

Long-Term Incentive Compensation

         The Company's 1998 Incentive Stock Option Plan is a long-term plan designed not only to provide incentives to management, but also to align a significant portion of the executive compensation program with shareholder interests. The 1998 Incentive Stock Option Plan permits the Company to grant certain officers and employees a right to purchase shares of stock at the fair market value per share at the date the option is granted. Options totaling 27,564 were granted in fiscal 2002. In granting stock options to officers and employees, the Compensation Committee takes into account the Company's financial performance, long-term strategic goal of increasing shareholder value, the executive's level of responsibility and his continuing contributions to the Company. The amount of the award to any employee is based on the employee's base salary and the total award for any employee is limited to one percent (1%) of total outstanding shares on award date. Mr. Mitchell did not receive any options during the past three fiscal years.

                           THE COMPENSATION COMMITTEE

                               David P. Lazar
                               Peter L. Stephens, M.D.
                               Howard W. Kelley


                       COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth compensation paid by the Company to the Chief Executive Officer for services rendered during fiscal years 2002, 2001 and 2000. There are no other executive officers whose total annual salary and bonus exceeded $100,000 for such fiscal years. The footnotes to the table provide additional information concerning the Company's compensation and benefit programs.

                                                                   Annual Compensation
                                         ---------------------------------------------------------------------------
                                                                                 Other Annual         All Other
                                         Fiscal        Salary       Bonus      Compensation (2)    Compensation (3)
Name and Principal Position               Year          ($)          ($)             ($)                 ($)
-------------------------------          ------       -------      ---------   ----------------    -----------------
William F. Mitchell, President            2002        225,000      10,051(1)           __                4,413
and Chief Executive Officer               2001        225,000      10,969(1)           __                4,000
                                          2000        225,000      12,023(1)           __                3,876

-----------------
(1) These amounts represent a portion of a deferred bonus from fiscal 1999 due 75% in 1999 and 5% in each of the following fiscal years. No bonus awards for fiscal 2000, 2001, or 2002 were paid.

(2) The Company's executive officers receive certain perquisites. For fiscal years 2002, 2001 and 2000, the perquisites received by Mr. Mitchell did not exceed the lesser of $50,000 or 10% of his salary and bonus.

(3) These amounts represent the Company's contribution to the Retirement Savings Plan.


                            COMPENSATION OF DIRECTORS

         Directors of the Company who are not officers of the Company are paid $1,000 for each meeting of the Board of Directors which they attend. Additional compensation is not paid for committee meetings.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

         David P. Lazar, a director of the Company, is a Senior Executive Vice President of Boenning and Scattergood, Inc. and is Managing Director of its investment banking group. Boenning and Scattergood, Inc. has been retained to provide general financial advisory services to the Company.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Messrs. Lazar and Kelley and Dr. Stephens serve on the Compensation Committee. None of these individuals has at any time been an officer or employee of the Company. Prior to formation of the Compensation Committee, all decisions regarding executive compensation were made by the full Board of Directors. No interlocking relationship exists between the Board of Directors or Compensation Committee and the board of directors or Compensation Committee of any other company, nor has any interlocking relationship existed in the past.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC and the American Stock Exchange. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) Forms they file. The rules of the SEC regarding the filing of such statements require that "late filings" of such statements be disclosed in the Company's proxy statement.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended February 22, 2002, the Company's directors, officers and greater than ten percent beneficial owners complied with all applicable filing requirements.

                                PERFORMANCE GRAPH

         The following graph compares the percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return on the American Stock Exchange ("AMEX") Index and Peer Group Index for the periods indicated. The graph assumes an initial investment of $100.00 with dividends, if any, reinvested over the periods indicated.

                           [PERFORMANCE GRAPH OMITTED]

                       ASSUMES $100 INVESTED MAR. 1, 1997
                           ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING FEB. 22, 2002

                                                                      FISCAL YEAR ENDED
                                          ---------------------------------------------------------------------------
COMPANY/INDEX/MARKET                      2/28/1997    2/27/1998    2/26/1999    2/25/2000    2/23/2001     2/22/2002
-------------------------------------     ---------    ---------    ---------    ---------    ---------     ---------
The Company..........................        100         132.08       243.40       430.19       255.09        194.72
Peer Group Index (1).................        100         107.15        66.81        60.78        50.20         61.11
AMEX Market Index....................        100         118.83       117.51       158.78       150.79        144.10

-----------------
(1) The Peer Group Index is comprised of companies that have the same Standard Industrial Classification Code as the Company. The composition of the Peer Group Index is as follows: BVR Systems LTD., Datakey, Inc., ECC International Corp., Evans & Sutherland Co., Firearms Training Systems, Isomet Corp., Quad Systems Corp., Relm Wireless Corp., Rofin-Sinar Tech, Inc., Standard Motor Products and United Industrial Corp.

                              INFORMATION REGARDING
                  THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS

         Under the Company's Bylaws and the governing law, authority to select the Company's independent accountants rests with the Board of Directors. Such selection is made through formal act of the Board of Directors. It has not been and is not the Company's policy to submit selection of its auditors to the vote of the shareholders because there is no legal requirement to do so. Grant Thornton LLP was the Company's auditors for the fiscal year ended February 22, 2002. Auditors have not been selected for the current fiscal year. A representative of Grant Thornton is expected to be present at the Annual Meeting and will be given an opportunity to make a statement to the shareholders, if he desires to do so. Such representative will also be available to answer appropriate questions from shareholders.

          Set forth below is information relating to the aggregate Grant Thornton LLP fees for professional services provided to the Company for the fiscal year ended February 22, 2002.

Audit Fees

         The aggregate Grant Thornton LLP fees for all professional services provided in connection with the audit of the Company's financial statements for the fiscal year ended February 22, 2002, and for the reviews of the unaudited financial statements included in the Company's quarterly reports on Form 10-Q for the fiscal year ended February 22, 2002, were $89,800.

Financial Information Systems Design and Implementation Fees

         The Company did not engage Grant Thornton LLP to provide advice to the Company regarding financial information systems and design and implementation during the fiscal year ended February 22, 2002.

All Other Fees

         The aggregate Grant Thornton LLP fees for professional services provided to the Company during the fiscal year ended February 22, 2002, for all other services, including audit services for the Company's pension plan and for tax related services, were $162,382.

         As indicated in the audit committee report of the Board of Directors, the audit committee has considered whether the provision of the non-audit related services listed above is compatible with maintaining Grant Thornton's independence.

                       SHAREHOLDER PROPOSALS FOR THE NEXT
                                 ANNUAL MEETING

         The Company's 2003 annual meeting of shareholders will be held on or about August 29, 2003.

         Proposals which shareholders desire to have included in the Proxy Statement for the 2003 annual meeting of shareholders must be received at the Company's executive offices, County Line Industrial Park, Southampton, Pennsylvania 18966 on or before April 2, 2003.

                                  OTHER MATTERS

         The Company knows of no other business which will be presented for consideration at the meeting. However, if other matters come before the annual meeting, it is the intention of the proxyholders to vote upon such matters as they, in their discretion, may determine.

         The Company's Annual Report to the Shareholders for the year ended February 22, 2002, is enclosed. Each person solicited hereunder can obtain a copy of the Company's Annual Report on Form 10-K for the year ended February 22, 2002, as filed with the Securities and Exchange Commission, without charge, except for exhibits to the report, by sending a written request to Environmental Tectonics Corporation, County Line Industrial Park, Southampton, Pennsylvania 18966, Attention: Ann M. Allen, Secretary.

                                              By Order of the Board of Directors


                                              ANN M. ALLEN, Secretary

                       ENVIRONMENTAL TECTONICS CORPORATION

                 ANNUAL MEETING TO BE HELD ON SEPTEMBER 5, 2002
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, revoking all prior proxies, hereby appoints Pete L. Stephens and David P. Lazar, or either of them, with full power of substitution, as the undersigned's proxies to vote at the Annual Meeting of Shareholders called for September 5, 2002 and at any adjournment thereof:

         Please mark your [X] votes as in this example.

                                                                                    To withhold authority to vote for any
        FOR all nominees listed at right               WITHHOLD the vote         individual  nominee, strike a line through
        (except as marked to the contrary)             for all nominees               the nominee's name listed below:

        1.  Election of Directors:  [ ]                [ ]                            Howard W. Kelley
                                                                                      David P. Lazar
                                                                                      Richard E. McAdams
                                                                                      William F. Mitchell
                                                                                      Pete L. Stephens

         2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         This proxy, when properly executed, will be voted in the manner directed and designated herein by the undersigned shareholder. In the absence of designation, this Proxy will be voted "FOR" the election of all of the Board of Director's nominees as directors.

         I plan to attend the Annual Meeting on September 5, 2002 [ ]

         In Witness Whereof, the Undersigned has set his hand and seal.



                                                 (SEAL)
-------------------------------------------------
Shareholder's Signature


                                                 (SEAL)
-------------------------------------------------
Shareholder's Signature


Dated:                                , 2002
      --------------------------------



NOTE: Please sign exactly as name appears herein. When signing as attorney, executor, administrator, trustee, guardian, etc. please give full title as such.